                                                     [LOGO OF VOLKSWAGEN CREDIT]

                       SECURITIES AND EXCHANGE COMMISSION
                                                                [LOGO OF AUDI
                                                             FINANCIAL SERVICES]
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

                                    FORM 8-K
                                                           VW Credit, Inc.
                                                           3800 Hamlin Road
                                 CURRENT REPORT            Auburn Hill, Mi 48326
                                                           Tel. (248) 340-5885
                                                           Fax (248) 340-5387

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: October 21, 2002

                         Volkswagen Dealer Finance, LLC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    EXHIBITS

        Delaware                     33-34266                   38-2748796
        --------                     --------                   ----------
(State of Incorporation)     (Commission File Number)     (IRS Employer Id. No.)

                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 340-6550

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)










  VW Credit, Inc. (d.b.a Volkswagen Credit, Audit Financial Services) servicer for VW Credit Leasing, Ltd.

Item 5. Other Events

     The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended October 21, 2002, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Designation                Description                 Method of Filing
-----------                -----------                 ----------------
Exhibit 20        Report for the month ended           Filed with this report.
                  September 30, 2002 provided to
                  Bank One, as trustee under
                  the Volkswagen Credit Auto
                  Master Owner Trust, Series
                  2000-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Volkswagen Credit Auto Master Owner Trust



                                      By: Volkswagen Dealer Finance, LLC


                                      By:     /s/ Timothy J. Flaherty
                                          -------------------------------
                                                  Timothy J. Flaherty